UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 13th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Directors

By unanimous written consent effective August 6, 2013, the Board of Directors  of Corporate Resource Services, Inc. (the “Company”) resolved to appoint Karen Amato as a member of its Board of Directors and Chairperson of the Audit Committee.  Ms.  Amato is a former partner at the Big Four accounting firm KPMG LLP and meets the requirements of a “financial expert” in Section 407 of the Sarbanes-Oxley Act of 2002.   She is currently a member of the Board of Governors of the Long Island Chapter of the Institute of Internal Auditors and was named one of the Top 50 Women in Business by the Long Island Business News in 2010.  A copy of the press release announcing Mr. Amato’s appointment (the “Press Release”) is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)            Exhibits

99.1       Press Release of Corporate Resource Services, Inc. dated August 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina, Sr.
Name	John P. Messina
Title	Chief Executive Officer

Date:  August 13, 2013